[GRAPHIC OMITTED]

===================
Kleinwort

Benson

Australian

Income Fund, Inc.
===================

Annual Report
October 31, 1998

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Report to Shareholders

--------------------------------------------------------------------------------

Fourth-Quarter Highlights

o     1998 year-end distribution set at $0.191 per share.

o     Monthly dividend rate set at $0.04 per share for January - May 1999.

o Australian dollar ended at US$0.625 versus US$0.70 at the beginning of the fiscal year.

o Australian underlying inflation remains low at 1.6% for the 12 months ended September 1998.

--------------------------------------------------------------------------------

To Our Shareholders,

      During the year ended October 31, 1998, the total value of the Fund declined in US dollar terms. Australian and New Zealand bonds performed well, but as in the last financial year, both the Australian and the New Zealand dollars declined in value against the US dollar. These currency developments are described in more detail below. The Fund's exposure to the Australian bond market was maintained over the first half of the period under review, and was increased when Australian bond yields temporarily rose on the back of global credit concerns. The portfolio maintained its exposure to New Zealand bonds, which outperformed their Australian counterparts, but suffered from the performance of the New Zealand dollar. The Fund continued to concentrate investment in securities free from withholding tax, although this benefit was balanced by the underperfomance of such securities relative to government bonds, again on global credit concerns. At October 31, 1998, the Fund's closing market price was $6.625, a discount of 20.85% to its net asset value of $8.37.

      For the year ended October 31, 1998, the Fund ended with a total return on net asset value (with income reinvested) of -4.45%. The monthly dividend was reduced to US$0.045 per share as a result of the falling yields on Australian and New Zealand securities over recent years and the decline in the value of both currencies in US dollar terms. As a result, the Fund generated a current income yield of 4.5% (based on the income distributions of US$0.54 per share for fiscal year). This income return was comparable to US cash and bond investments, and may be compared to the yield on the Salomon Brothers U.S. Bond Index of 4.7%.

      A further analysis of the Fund's performance since inception is provided on page 3.

-----------------------
    MARKET SUMMARY
-----------------------

      A more detailed review of the developments in the economies of Australia and New Zealand can be found in the Economic Review section. The Australian economy started 1998 with a strong momentum, and grew reasonably well as the year progressed. However, the collapse of Asian economic growth did overshadow this strength and there were signs of weakness later in the period. The New Zealand economy did not have a solid domestic activity level and entered an official recession over the first half of the year. The major impact of the downturn in Asian growth was to drive both the Australian and New Zealand dollars lower over the year under review.

      Australian inflation did rise slightly over the period under review, after the dramatic reductions of

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

the previous year, but remained close to historically low levels. This subdued price environment, coupled with the potentially weak export markets encouraged the Reserve Bank of Australia to keep official short term interest rates steady, despite robust growth. The level of New Zealand core inflation was reasonably stable and remained in the centre of the Reserve Bank's 0-3% target band. The New Zealand economic downturn prompted a significant easing of monetary policy, with the Reserve Bank of New Zealand allowing short rates to decline from 7.5% to below 4%. New Zealand short rates did rise to over 10% in the first half of 1998, given the Reserve Bank's efforts to balance the effect of a collapsing trade-weighted New Zealand dollar, but a more stable currency and economic recession promoted a sharp fall in rates towards the end of the period.

      The Australian bond market performed well over the year with ten-year bond yields declining from 6.19% at the beginning of November 1997 to end the period at just below 5% in October 1998. Domestic fundamentals were supportive, as in the last financial year, but the main factor in the bond market improvement was a global move into bonds and away from riskier assets considered likely to suffer from global deflation. The yield premium over US Treasury securities was stable at close to nil, until the demand for Treasuries in the financial turbulence of the latter part of the year increased this premium to 0.5%. The New Zealand bond market also performed well over the year, with ten-year yields declining from 6.7% to 5.4% over the period under review. Yields did peak at 7.1% late in 1997, but expectations of falling short-term rates and a positive environment for global bonds led to a sharp rally over 1998.

      As noted above, the Australian and New Zealand dollars both declined in value against the US dollar over the Fund's year. The fall on both currencies was exaggerated by hedge fund selling activity. The reasons for the downturn are more fully discussed below. The Australian and New Zealand dollars both troughed in late August 1998 and have recovered ground since that time, but both ended the year substantially below late 1997 levels. The Australian dollar fell from just over US$0.70 to just under US$0.63 over the Fund's year under review. The New Zealand currency fell slightly further, from US$0.62 in November 1997 to US$0.53 at the end of October 1998. Both currencies declined, although to a lesser extent, in trade-weighted terms.

-----------------------------
    ADVANCE NOTICE BY-LAW
-----------------------------

      Effective December 4, 1998, the Fund's Board of Directors adopted a by-law amendment requiring advance notice of any proposals to be made in person at stockholders' meetings. For annual meetings, the notice must be given not more than 120 days and not less than 90 days before the anniversary date of the previous year's meeting. For annual meetings held earlier or later than 30 days from the anniversary date of the prior year's meeting, stockholder proposals must be notified within 10 days of the first public announcement of the date (or, if later, 90 days before the meeting). The notice must be given to the Fund's corporate secretary. The 1998 annual meeting was April 2, 1998. The 1999 annual meeting date will be either on April 2, 1999 or later.

For special stockholders' meetings, stockholder proposals must be notified to the Fund within 10 days of the first public announcement of the meeting date.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

The advance notice provision was adopted to permit the Fund's stockholders and directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies. The new by-law does not affect any notice periods for stockholder proposals to be included in the Fund's proxy statements under rules of the Securities and Exchange Commission. Copies of the new by-law have been filed with the Securities and Exchange Commission and are available from its public reference facilities.

      On behalf of the Board of Directors,


      /s/ Sir Robert Cotton

      Sir Robert Cotton
      Chairman


      /s/ David M. Felder

      David M. Felder
      President

      December 8, 1998

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY

At October 31, 1998, the average maturity of the Fund's Portfolio was 5.9 years with an average duration of 4.5 years and a current yield to maturity of 5.3%. Securities rated AAA comprised 77% of the portfolio with the remaining 23% in AA-rated securities.
--------------------------------------------------------------------------------

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Performance from Inception through October 31, 1998
                                                                     (Unaudited)

                   Growth of a Hypothetical $10,000 Investment

              [The following table was represented as a line chart
                           in the printed material.]

                                Fund Net
          Australian Index     Asset Value    Fund Market Value    U.S. Index
          ----------------     -----------    -----------------    ----------
11/86           10000             10000             10000             10000
7/87            11592             11193             10358             9875
7/88            15204             14526             12826             10468
7/89            16478             15447             14206             11249
7/90            17599             16178             14297             12215
7/91            23151             20823             17979             14002
7/92            26661             23536             22130             15473
7/93            29103             25320             23254             17683
7/94            30218             26383             22880             17867
7/95            32064             27673             23491             19024
7/96            39349             33183             28633             20594
7/97            44094             36501             31130             21933
7/98            40455             32460             26735             24953

Since its inception in 1986, the Fund has achieved an average annualized return on market value of 8.44%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average return has been 10.96%. Both the market and net asset value performance measures have outpaced the Salomon Brothers US Government Bond Index which has averaged 8.43%. The Salomon Brothers Australian Government Bond Index has averaged 13.07% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After adjusting for these expenses, which have averaged 2.19% since inception, the Fund has also outperformed the Australian index.

----------------------------------------------------------------------------------------
    Annualized                                                       10         Since
    Performance                  1 Year      3 Years     5 Years    Years     Inception+
----------------------------------------------------------------------------------------
Fund Market Value(1)             -12.50%      -1.53%      2.38%      5.99%       8.44%
----------------------------------------------------------------------------------------
Fund Net Asset Value(2)           -4.45%       3.42%      6.13%      8.07%      10.96%
----------------------------------------------------------------------------------------
Salomon Brothers US Gov't
  Bond Index(3)                   11.55%       8.40%      7.03%      9.07%       8.43%
----------------------------------------------------------------------------------------
Salomon Brothers Australian
  Gov't Bond Index(3)             -2.43%       5.84%      7.91%      9.91%      13.07%
----------------------------------------------------------------------------------------

      +     Fund commenced operations November 28, 1986.
      (1)   Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.
      (2)   Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
      (3)   The Salomon Brothers US and Australian Government Bond Indices are
            US$ based unmanaged indices.

            Please remember that past performance may not be indicative of future results.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Economic Review

-----------------------
    ECONOMIC REVIEW
-----------------------

      The US economy did start to slow over 1998 from the robust pace seen in the previous year and there were further signs of weakness as the year progressed. The main global focus was the slowdown in Asia and the related collapse in Russia, which combined to force equity markets lower and to induce fears of global deflation in the summer of 1998. The European economies continued to experience reasonable growth, but the Japanese economy offered few signs of recovery, and its banking crisis still lacked a concrete solution. Inflation remained subdued across the world's major economies; therefore bond markets performed well. US Treasury bonds and German bonds performed particularly well as money flowed into these markets from equities and other risky assets.

Australia

       Economic growth in Australia was strong over late 1997 and the first half of 1998. GDP(A), the average measure of GDP, expanded by 5% in the year to March 1998, and slowed to a robust 3.9% in the year to June 1998. There was some weakness in sectors exposed to the collapse in Asian markets, with tourism virtually drying up in the early part of the year. However, the domestic economy was strong and there was evidence that the export markets of Asia had, to some extent, been replaced by European and US market gains. The growth was driven by the domestic service sector and by an increase in the level of stocks, and sectors reliant on commodity prices, such as mining, contracted sharply. Again, the level of the GDP price deflators released with the growth figures was consistent with the low levels of inflation reported in the CPI figures.

      The domestic consumer sector remained resilient in the face of slower growth abroad, and this was displayed in both the retail sales and the consumer confidence figures. The Westpac index of consumer confidence rose from 102.6 in October 1997 to 109 in February 1998, and although it fell sharply over the remainder of the year, it was little changed in September 1998 from its October 1997 level. The level of current confidence generally surprised forecasters by its strength with the perceived threat of the Asian crisis being assessed by consumers as a problem for the future. Retail sales figures, although slower than those observed in early 1997, were volatile, but still oscillated around an annual growth rate of 4.5% over the period. There was evidence that expansions in turnover were at the expense of margins, and the inability of retailers to pass on higher import costs also highlighted the continued competitive marketplace.

       The Australian labour market, which in the Fund's last financial year had been the focus of public concern did improve over late 1997 and 1998. The rate of unemployment fell from 8.4% in October 1997 to 8.1% in September 1998. However, there was still concern that the robust level of economic growth was not being translated into more solid employment growth. Total employment did rise by 193,000 from October 1997 to September 1998, but there is a trend increase in the participation rate, so the entire rise is not given to reducing unemployment. The ANZ job advertisements survey releases were consistent with a drift lower in the unemployment rate.

      The Australian inflation rate did stabilise after the significant reductions observed over the course of 1997, but prices remained subdued. The Treasury

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Economic Review

underlying rate of inflation rose slightly from 1.5% in the quarter to September to 1.6% in the year to September 1998. The Headline rate of inflation did rise from the negative figures experienced at the end of 1997, as a result of the interest rate reductions at that time. Headline CPI rose from -0.2% in the year to December 1997, to 1.3% in the year to September 1998. There was little evidence of any increase in inflation over the period as a result of the weakness in the Australian dollar. The Australian retailers were unable to pass the cost of higher import prices because of a very competitive domestic market. The inflation rate remained slightly below the Reserve Bank of Australia's 2-3% target range. Wage inflation continued to run above the level of CPI inflation, with average weekly ordinary time earnings increasing by 4.1% over the year to August 1998. However, this remained below the Reserve Bank's informal 4.5% ceiling, and productivity gains explain why this wage inflation has not passed through into price inflation.

New Zealand

      The New Zealand economy entered an official recession over the first half of 1998 with the production measure of GDP falling 1% over the March quarter and 0.8% over the June quarter. According to this measure the economy shrank by 1.2% over the year to June 1998. Investment was weak, perhaps reflecting the relatively slow reduction of interest rates in the face of economic weakness, and commodity-related sectors were particularly weak. There was also the depressant effect of a drought on the farm-sector output. Retail sales continue to be weak and in trend terms have been flat for the past two years. More recently, survey evidence suggested that business confidence did improve over the third quarter of 1998, but this represents a modest pickup from low levels. Consumer confidence fell sharply, reaching a trough in May 1998 with a net 31% of Colmar Brunton survey respondents expecting economic conditions to deteriorate over the next twelve months. Sentiment has improved since, but in October 1998 there was still a balance of consumers negative on economic prospects.

      New Zealand headline CPI inflation did increase over the period under review, but core CPI was little changed, and remained well within the Reserve Bank of New Zealand's 0-3% target band. Core CPI inflation was 1.8% over the year to September 1997 and had fallen slightly to 1.7% over the year to September 1998. There was some evidence of a passthrough of inflation from the lower currency level because, unlike the Australian dollar, the New Zealand dollar fell significantly in trade-weighted terms. However, this was mitigated by a decline in housing related costs over the period. House price inflation, particularly in the Auckland area, has been a problem for the New Zealand economy for several years, but the Fund's last financial year brought a reversal of this trend. Having peaked at 170 in November 1997, the index of median house prices fell to 164 in September 1998.

Debt Markets

      The Australia bond market performed well over the period under review against a background of continued low domestic inflation, stable official short-term rates, and a positive global bond market environment. The yield on Australian ten-year government bonds fell from 6.19% at the end of October 1997 to 5.6% at the end of July 1998. The final months of the Fund's financial year saw great volatility in the Australian bond market. Fears

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Economic Review

that the Reserve Bank would have to raise rates to protect the currency and a transfer of funds from all markets to the US and German bond markets drove Australian ten-year yields up to 6%. When order returned to global financial markets, Australian bonds rallied sharply, with ten-year yields ending the Fund year at just below 5%. The yield premium on Australian ten-year bonds over their US counterparts remained stable at close to zero over the first half of the period, before widening very briefly to over 1% at the height of global financial concern. This move proved to be transitory with the premium declining to 0.5% at the end of October, and indeed declining further since the Fund's year end.

      The New Zealand bond market also improved over the period under review, as the positive global environment described above combined with a depressed New Zealand economy and falling short-term interest rates. Cash rates peaked at 10% in March 1998 as the Reserve Bank of New Zealand attempted to balance the monetary easing being introduced by a rapidly falling trade-weighted exchange rate. However, by the summer of 1998, it became clear that the economy was in recession and cash rates fell sharply to end the period at just below 4%. The yield on ten-year New Zealand bonds began the period at 6.7% and peaked at 7.35% in mid-December 1997 on the back of concerns over the nation's widening current account deficit. Yields then declined steadily over the remainder of the period to end October 1998 at 5.4%.

Australian and New Zealand Dollars

      The Australian dollar declined significantly in value against the US currency over the period under review. There were several reasons for the devaluation. The US dollar displayed continued strength over the period, especially against Asian currencies in the first half of 1998. The Asian slowdown led to concerns over Australian export markets. Although exporters were relatively successful in redirecting goods to Europe and the US, sentiment toward the Australian dollar weakened. The liquidity of the Australian dollar led to heavy hedge fund selling of the currency as a proxy for less liquid Asian markets. The rapid decline of global commodity prices also forced the Australian currency lower. A degree of the devaluation in the Australian dollar over the first half of 1998 was reversed in the latter months of the period, as a result of a reversal in the trends noted above that had led to its weakness. Commodity prices improved and the yen in particular strengthened considerably against the US dollar. However, over the Fund's financial year the Australian dollar weakened against the US dollar from US$0.70 to US$0.63.

      The New Zealand currency also fell over the period, against the US dollar and in trade-weighted terms. The New Zealand dollar was undermined by many of the same factors as those that lowered the Australian dollar, principally the fall against the US dollar of many of its trading partners' currencies. The New Zealand dollar also staged a recovery late in the period under review, but fell over the year from US$0.62 to US$0.53. The currency fell in trade-weighted terms from 63.2 to 55.8 over the Fund's financial year. The New Zealand current account deficit, which had been a major concern at the end of 1997, improved slightly over the March and June quarters of 1998.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Portfolio of Investments

                                                                October 31, 1998


Long-Term Investments -- 97.7%

Principal Amount                                                                                  Value (US$)
----------------                                                                                  -----------
Australian Government and Semi-Government Bonds -- 66.0%
               Eurobonds -- 44.1%
A$  2,000,000  State Bank of South Australia                 9.5% due 10/15/02 ................   $ 1,442,598
    5,000,000  Australian Industrial Development Corp.       9.25% due 2/17/03 ................     3,601,493
    1,300,000  State Bank of New South Wales                 9.25% due 2/18/03 ................       935,414
    3,300,000  Export Finance & Insurance Corp.              9% due 3/26/03 ...................     2,361,015
    2,750,000  State Bank of South Australia                 10.5% due 6/23/03 ................     2,079,338
    1,500,000  South Australian Government Bond              7.25% due 9/22/03 ................     1,014,670
    2,500,000  Australian Industrial Development Corp        8.75% due 7/20/04 ................     1,817,894
   22,400,000  Queensland Treasury Corp.                     6.5% due 6/14/05 .................    15,019,886
    2,200,000  Treasury Corp. of Victoria                    9% due 6/27/05 ...................     1,647,410
    1,000,000  Commonwealth Bank of Australia                9% due 8/15/05 ...................       740,075
    6,000,000  New South Wales Treasury Corp.                6.5% due 5/01/06 .................     4,017,980
   14,500,000  Queensland Treasury Corp.                     8% due 7/14/09 ...................     9,480,175
                                                                                                 ------------
                                                                                                   44,157,948
                                                                                                 ------------
               Domestic Bonds -- 21.9%
A$ 10,000,000  Commonwealth Government Bond                  12% due 11/15/01 .................     7,580,468
    7,000,000  Western Australia Treasury Corp.              8% due 7/15/03 ...................     4,928,221
    4,000,000  Victoria Public Finance Authority             12.5% due 10/15/03 ...............     3,315,226
    7,500,000  Commonwealth Government Bond                  8.75% due 8/15/08 ................     6,039,915
                                                                                                 ------------
                                                                                                   21,863,830
                                                                                                 ------------
Total Australian Government and Semi-Government Bonds -- (Cost $64,251,457)                        66,021,778
                                                                                                 ------------
Australian Eurobonds -- 16.4%
A$  3,500,000  DSL Finance N.V.                              10.25% due 4/7/00 ................     2,343,325
    6,000,000  Morgan Guaranty Trust Co.                     8% due 4/18/01 ...................     4,007,863
    2,000,000  Bayerische Vereinsbank                        8.75% due 5/17/01 ................     1,361,024
    5,000,000  Nederlande Waterschapshank N.V.               7% due 3/15/02 ...................     3,310,558
    4,000,000  National Australia Bank                       7% due 7/23/04 ...................     2,689,368
    3,500,000  Bayerische Vereinsbank                        10.25% due 10/28/04 ..............     2,671,271
                                                                                                 ------------
Total Australian Eurobonds -- (Cost $18,292,895)                                                   16,383,409
                                                                                                 ------------
New Zealand Eurobonds -- 12.3%
NZ$ 2,500,000  General Electric Capital Corp.                8.75% due 5/21/99 ................     1,345,446
    4,000,000  European Investment Bank                      8.5% due 5/30/01 .................     2,237,164
    2,000,000  KFW International Finance                     7.5% due 11/08/01 ................     1,085,969
    3,000,000  KFW International Finance                     7.625% due 4/29/02 ...............     1,642,791
    7,000,000  Federal National Mortgage Association (US)    7.25% due 6/20/02 ................     3,821,503
    4,400,000  I.B.R.D.                                      5.5% due 11/03/08 ................     2,207,787
                                                                                                 ------------
Total New Zealand Eurobonds -- (Cost $13,736,794)                                                  12,340,660
                                                                                                 ------------
New Zealand Government Bond -- 3.0%
NZ$ 5,000,000  New Zealand Government Bond                   7% due 7/15/09--(Cost $2,583,642)      2,986,032
                                                                                                 ------------
Total Portfolio of Investments -- 97.7% (Cost $98,864,788)                                         97,731,879
                                                                                                 ------------
Other Assets less Liabilities -- 2.3%                                                               2,315,006
                                                                                                 ------------
Net Assets -- 100.0%                                                                              $100,046,885
                                                                                                 ============

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Statement of Assets and Liabilities

                                                                       October 31, 1998    October 31, 1997
                                                                       ----------------    ----------------
ASSETS:
  Investments, at value (cost $98,864,788 and $104,665,105,
    respectively) .................................................      $  97,731,879       $ 109,765,194
  Cash on deposit:
    Foreign currency (cost $3,265,545 and $1,369,353, respectively)          3,270,877           1,327,008
    US dollars ....................................................             14,711              59,629
  Receivable for securities sold ..................................          2,179,814                  --
  Interest receivable .............................................          2,788,798           3,545,878
  Other assets ....................................................             14,577              11,637
                                                                         -------------       -------------
      Total assets ................................................        106,000,656         114,709,346
                                                                         -------------       -------------

LIABILITIES:
  Payable for securities purchased ................................          5,105,157                  --
  Dividends payable ...............................................            537,955             777,047
  Investment advisory fee payable .................................             57,806              67,022
  Directors' fees and expenses payable ............................             23,341               6,669
  Other accrued expenses ..........................................            229,512             219,580
                                                                         -------------       -------------
      Total liabilities ...........................................          5,953,771           1,070,318
                                                                         -------------       -------------
      Net assets...................................................      $ 100,046,885       $ 113,639,028
                                                                         =============       =============

NET ASSETS:
  Net assets were comprised of:
    Common stock, at $0.001 par ...................................      $      11,955       $      11,955
    Paid-in capital ...............................................         98,820,740         107,429,899
                                                                         -------------       -------------
                                                                            98,832,695         107,441,854
  Accumulated undistributed net investment income .................                 --             (29,034)
  Accumulated net realized gain on investment and
    foreign currency transactions .................................          2,281,942           1,348,352
  Net unrealized appreciation (depreciation) on investments
    and foreign currencies ........................................         (1,067,752)          4,877,856
                                                                         -------------       -------------
      Net assets...................................................      $ 100,046,885       $ 113,639,028
                                                                         =============       =============

   Shares of common stock issued and outstanding ..................         11,954,566          11,954,566
                                                                         -------------       -------------
   Net asset value per share.......................................              $8.37               $9.51
                                                                                 =====               =====

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Statement of Operations

                                                                         Fiscal year        Fiscal year
                                                                            ended              ended
                                                                         October 31,        October 31,
                                                                             1998               1997
                                                                         ------------       ------------
NET INVESTMENT INCOME:
Investment Income:
  Interest and discount earned (net of foreign withholding taxes of
    $233,487 and $342,974, respectively) ..........................      $  7,544,594       $ 10,024,856
                                                                         ------------       ------------
Expenses:
  Investment advisory fees ........................................           706,840            830,282
  Custodian fees ..................................................           185,392            228,636
  Directors' fees and expenses ....................................           116,795            114,420
  Audit and tax services ..........................................            51,475             45,670
  Printing ........................................................            36,920             37,055
  Transfer agent fees .............................................            36,920             35,150
  Postage .........................................................            31,950             27,375
  Legal ...........................................................            22,010             20,075
  Stock exchange listing fee ......................................            21,932             18,854
  Miscellaneous ...................................................            11,995             10,655
  Insurance .......................................................             2,048              4,168
                                                                         ------------       ------------
  Total operating expenses ........................................         1,224,277          1,372,340
                                                                         ------------       ------------
  Net investment income* ..........................................         6,320,317          8,652,516
                                                                         ------------       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment transactions* ........................................         2,644,183          2,113,561
  Foreign currency transactions** .................................        (8,266,748)          (473,746)
                                                                         ------------       ------------
  Total net realized gain (loss) ..................................        (5,622,565)         1,639,815
                                                                         ------------       ------------
Change in unrealized appreciation (depreciation) on:
  Investments* ....................................................        (2,462,722)           853,558
  Foreign currency denominated assets and liabilities** ...........        (3,482,886)       (12,441,696)
                                                                         ------------       ------------
  Total net change in unrealized appreciation (depreciation) ......        (5,945,608)       (11,588,138)
                                                                         ------------       ------------
  Net realized and unrealized gain (loss) on investments and
    foreign currencies ............................................       (11,568,173)        (9,948,323)
                                                                         ------------       ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .......................................      $ (5,247,856)      $ (1,295,807)
                                                                         ============       ============

* Net increase in net assets before foreign currency gain (loss) was $6,501,778 and $11,619,635, respectively.
** Net realized and unrealized foreign currency gain (loss) was ($11,749,634) and ($12,915,442), respectively.

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Statement of Changes in Net Assets

                                                                        Fiscal year          Fiscal year
                                                                          ended                ended
                                                                        October 31,          October 31,
                                                                           1998                 1997
                                                                       -------------        -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income .........................................      $   6,320,317        $   8,652,516
  Net realized gain (loss) on investments and
    foreign currency transactions ...............................         (5,622,565)           1,639,815
  Change in unrealized appreciation (depreciation) on investments
    and foreign currency denominated assets and liabilities .....         (5,945,608)         (11,588,138)
                                                                       -------------        -------------
  Net increase (decrease) in net assets resulting from operations         (5,247,856)          (1,295,807)
                                                                       -------------        -------------

Distributions to shareholders:
  From net investment income ....................................         (6,455,466)*         (9,360,426)
  From net realized gain on investments and
    foreign currency transactions ...............................         (1,888,821)*           (322,773)
                                                                       -------------        -------------
  Net decrease in net assets resulting from
    distributions to shareholders ...............................         (8,344,287)          (9,683,199)
                                                                       -------------        -------------

Capital stock transactions:
  Credit for reversal of unused offering expense accrual ........                 --              116,885
                                                                       -------------        -------------
  Net increase in net assets from capital stock transactions ....                 --              116,885
                                                                       -------------        -------------

    Total increase (decrease) in net assets .....................        (13,592,143)         (10,862,121)
                                                                       -------------        -------------

NET ASSETS:
  Beginning of period ...........................................        113,639,028          124,501,149
                                                                       -------------        -------------
  End of period (including accumulated undistributed
    net investment income of ($0) and ($29,034), respectively) ..      $ 100,046,885        $ 113,639,028
                                                                       =============        =============

* The Fund redesignated $537,955 from Distributions from net investment income to Distributions from net realized gain on investments and foreign currency transactions.

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Financial Highlights

                                                                      Fiscal years ended October 31,
                                                    1998            1997            1996           1995            1994
                                                  --------        --------        --------        -------        -------
PER SHARE DATA:
  Net asset value at beginning of period ...      $   9.51        $  10.41        $  10.08        $  9.99        $ 10.45
                                                  --------        --------        --------        -------        -------
  Net investment income ....................          0.53            0.72            0.85           0.84           0.82
  Net realized and unrealized gain (loss) on
    investments and foreign currencies .....         (0.97)          (0.82)           0.79           0.82          (0.48)
                                                  --------        --------        --------        -------        -------
  Total increase (decrease) from operations          (0.44)          (0.10)           1.64           1.66           0.34
                                                  --------        --------        --------        -------        -------
  Distributions to shareholders:
  From net investment income ...............         (0.54)          (0.78)          (0.89)         (0.89)         (0.78)
  From net realized gains on investment
    and foreign currency transactions ......         (0.16)          (0.03)             --             --          (0.02)
                                                  --------        --------        --------        -------        -------
  Total distributions to shareholders ......         (0.70)          (0.81)          (0.89)         (0.89)         (0.80)
                                                  --------        --------        --------        -------        -------
  Decrease in net assets from capital
    stock transactions .....................            --              --           (0.39)         (0.65)            --
                                                  --------        --------        --------        -------        -------
  Offering expenses charged to capital .....            --            0.01           (0.03)         (0.03)            --
                                                  --------        --------        --------        -------        -------
  Net increase (decrease) in net asset value         (1.14)          (0.90)           0.33           0.09          (0.46)
                                                  --------        --------        --------        -------        -------
  Net asset value at end of period .........      $   8.37        $   9.51        $  10.41        $ 10.08        $  9.99
                                                  ========        ========        ========        =======        =======
  Per share market value at end of period ..      $  6.625        $ 8.3125        $  9.125        $  9.25        $ 9.125
  Total investment return (1) ..............        (12.50)%         (0.38)%          9.54%         15.74%          1.77%
  Net asset value return (2) ...............         (4.45)%         (0.95)%         16.90%         17.93%          3.22%
  Net assets at end of period (in 000's) ...      $100,047        $113,639        $124,501        $96,390        $71,685
  Number of shares outstanding at
    end of period (in 000's) ...............        11,955          11,955          11,955          9,564          7,173

RATIOS TO AVERAGE NET ASSETS:
  Operating expenses .......................          1.21%           1.14%           1.22%          1.32%          1.40%
  Net investment income ....................          6.25%           7.21%           8.22%          8.51%          7.88%
  Portfolio turnover .......................         37.05%          26.67%          16.00%         56.55%         13.71%

(1) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices and for rights offerings, assuming full subscription by shareholder.
(2) Based on net asset value per share, adjusted for reinvestment of distributions at ex-dividend date net asset value and for rights offering, assuming full subscription by shareholder.

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Notes to Financial Statements

                                                                October 31, 1998

The Kleinwort Benson Australian Income Fund, Inc. (the "Fund") was incorporated in Maryland on August 12, 1986 and is registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940, as amended.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States using the United States dollar as both the functional and reporting currency. (For tax purposes the Fund uses the Australian dollar as its functional currency -- see Taxes.) The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Australian dollar ("A$") and New Zealand dollar ("NZ$") amounts are translated into United States dollars on the following basis:

(i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange.

(ii) purchases and sales of investment securities and income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

The investment securities of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on security transactions and between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities, foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

The Australian and New Zealand dollar exchange rates at October 31, 1997 and 1998, were US$0.7033 to A$1.00 and US$0.6227 to NZ$1.00, and US$0.6253 to A$1.00
and US$0.5296 to NZ$1.00, respectively.

Investment Valuation: Investment securities are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Notes to Financial Statements (continued)

                                                                October 31, 1998

Market and Currency Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a particular country.

Investment Transactions and Investment Income: Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

Forward Currency Contracts: The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward currency contracts are valued based on the current forward rate of exchange. Fluctuations in the value of such contracts are recorded as unrealized foreign exchange gain or loss; realized gains or losses are included in net realized gain or loss on foreign currency transactions.

Taxes: For Federal income tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of A$ into US$ or NZ$ into A$ or US$ are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. As the Fund uses the Australian dollar as its functional currency for tax purposes, there are character differences between taxable income and net investment income and net realized gain (loss) on investments and foreign currencies as computed for financial statement purposes. Australia imposes a withholding tax of 10% on most interest and discount earned. Eurobonds and New Zealand government bonds are generally not subject to withholding taxes.

Dividends and Distributions: The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment; temporary differences do not require a reclassification.

At October 31, 1998, permanent book and tax basis differences of $164,183 and $8,444,975 were reclassified to paid-in capital from accumulated undistributed net investment income and accumulated undistributed net capital gains, respectively. These differences relate primarily to redesignation of foreign currency gains (losses) for tax purposes. At October 31, 1997, such reclassifications were $44,177 and $546,327, respectively.

2. Agreements

The Fund's Advisory Agreement with Kleinwort Benson Investment Management Americas Inc., the Investment Advisor, provides for a fee, computed

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Notes to Financial Statements (continued)

                                                                October 31, 1998

weekly and payable monthly, at an annual rate of 0.70% of the Fund's average annual net assets up to $100,000,000 and at 0.65% thereafter. For the years ended October 31, 1997 and 1998, the Investment Advisor earned $830,282 and $706,840, respectively, under this agreement. Pursuant to a sub-administration contract, the Investment Adviser has appointed Dresdner RCM Global Investors LLC (the "Administrator") to perform all administration and non-investment advisory affairs of the Fund. The Administrator receives compensation directly from the Advisor.

3. Portfolio Transactions

Purchases of investment securities, other than short-term investments, for the years ended October 31, 1997 and 1998, aggregated $30,790,487 and $36,608,281, respectively. Sales of investment securities, other than short-term investments, totaled $32,030,698 and $37,573,285, respectively, during these periods. The portfolio of investments at October 31, 1997, was substantially the same in terms of types of investments to that included herein for October 31, 1998.

The United States Federal income tax basis of the Fund's investments and foreign currency cash deposits at October 31, 1997 and 1998, was as listed below. During the years ended October 31, 1997 and 1998, the Fund utilized capital loss carryforwards of $508,989 and $0, respectively.

                                          October 31, 1998      October 31, 1997
                                          ----------------      ----------------

Tax cost basis                              $ 89,116,171          $ 99,183,639
                                            ============          ============
Unrealized appreciation                     $  9,314,574          $ 11,918,136
Unrealized depreciation                         (149,876)               (9,573)
                                            ------------          ------------
Net unrealized
  appreciation                              $  9,164,698          $ 11,908,563
                                            ============          ============

4. Capital Stock

There are 100 million shares of $0.001 par value common stock authorized and 11,954,566 such shares outstanding. There were no transactions in the Fund's capital stock for the year ended October 31, 1998.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of the Kleinwort Benson Australian Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the October 31, 1998 portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Kleinwort Benson Australian Income Fund, Inc. (the "Fund") at October 31, 1998 and 1997, the results of its operations and the changes in its net assets for each of the two years in the period ended October 31, 1998, and the financial highlights for each of the five years in the period ended October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 and 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

November 30, 1998

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Dividend Reinvestment and Cash Purchase Plan
Foreign Tax Credits
Tax Information                                                      (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

      The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

      The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

      If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

Foreign Tax Credits

      The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

      The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.

Tax Information

      In accordance with United States Federal income tax regulations, a summary for the fiscal year ended October 31, 1998, of the dividends and distributions paid for Federal income tax purposes on a per share basis is listed below.

      Please note that if you report for Federal income tax purposes on a calendar year basis, amounts which should be included in your 1998 return should be based on the Form 1099 which will be provided to you in January 1999. Those Form 1099's will be based on calendar year tax information which will vary from that reported below:

Distributions to Shareholders:
  Dividends ..........................................................    $0.540
  Long-term Capital Gains ............................................     0.158
  Foreign Taxes (Australia) ..........................................     0.017
                                                                          ------
  Total Distributions ................................................    $0.715
                                                                          ======

Distributions by Source:
  Ordinary Income, Foreign Source:
    Australia ........................................................    $0.476
    New Zealand ......................................................     0.081
                                                                          ------
    Total Foreign Source .............................................     0.557
  Ordinary Income, U.S. Source .......................................     0.000
                                                                          ------
  Total Ordinary Income ..............................................     0.557
  Long-term Capital Gains ............................................     0.158
                                                                          ------
  Total Distributions ................................................    $0.715
                                                                          ======

Directors and Officers

Sir Robert C. Cotton
Director and Chairman of the Board
Sydney, Australia

David M. Felder
Director and President
London, England

James J. Foley
Director
Belmont, MA

Leonard T. Hinde
Director
Mosman, NSW, Australia

The Earl of Limerick
Director
London, England

Nigel S. MacEwan
Director
Darien, CT

G. William Miller
Director and Deputy Chairman of the Board
Washington, DC

Stephen K. West
Director
New York, NY

Robert J. Goldstein
Secretary
San Francisco, CA

Jennie W. Klein
Treasurer
San Francisco, CA

Investment Advisor

Kleinwort Benson Investment
Management Americas Inc.
New York, NY

      Kleinwort
      Benson
      Australian
      Income Fund, Inc.

      Four Embarcadero Center
      Suite 3000
      San Francisco, CA 94111
      (800) 237-4218

                                                                  2520-SAR-10/98